           NUMBER                                          SHARES

         CC                       COSTCO
                                 WHOLESALE

 INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                            CUSIP 22160Q  10 2



     This Certifies that





                                  SPECIMEN




    is the record holder of


       FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                                  COSTCO COMPANIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registra.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:


       SPECIMEN                   [SEAL]                        SPECIMEN

       SECRETARY                                           PRESIDENT AND CHIEF
                                                            EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                   TRANSFER AGENT AND REGISTRAR

BY

                          AUTHORIZED SIGNATURE

    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common
    TEN ENT -- as tenants by the entireties
    JT TEN  -- as joint tenants with right of
               survivorship and not as tenants
               in common

    UNIF GIFT MIN ACT -- ...........Custodian.............
                          (Cust)             (Minor)
                         under Uniform Gifts to Minors
                         Act..............................
                                      (State)
    UNIF TRF MIN ACT  -- .......Custodian (until age.....)
                          (Cust)
                         ..........under Uniform Transfers
                          (Minor)
                         to Minors Act....................
                                            (State)

        Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------



--------------------------------------


------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



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------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint



----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------


                                   X
                                    ------------------------------------------


                                   X
                                    ------------------------------------------
                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed







By
  ---------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.